UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 26, 2018

SCHMITT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	000-23996	93-1151989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2765 N.W. Nicolai Street Portland, Oregon		97210-1818
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 227-7908

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

The information provided below in Item 5.02 relating to executive employment agreements is hereby incorporated by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 27, 2018, Schmitt Industries, Inc. (the “Registrant”) announced that David W. Case will step down as Chief Executive Officer and President and will serve as Special Advisor to the Board of Directors through mid-April 2019, effective December 1, 2018.

A copy of the press release that includes the announcement of the above is furnished as Exhibit 99.1 to this report.

In connection with Mr. Case’s role as Special Advisor, the Registrant and Mr. Case entered into an employment agreement. Pursuant to the terms of the agreement, Mr. Case is entitled to (i) receive an annualized salary of $200,000, (ii) a signing bonus of $20,000, and (iii) certain severance payments in the event Mr. Case’s employment with the Registrant is terminated without cause (as defined) or due to his disability or death.

The foregoing description of the employment agreement does not purport to be complete and is qualified in its entirety by reference to the executive employment agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Effective December 1, 2018, Michael J. Ellsworth, Chairman and Director, will retire from the Registrant’s Board of Directors and from all committees of the Registrant.

In connection with Mr. Ellsworth’s resignation, Mr. Ellsworth agreed to provide consulting services to the Registrant for a 3-month period in exchange for, (i) a consulting fee in the amount of $30,000, paid at $10,000 a month, (ii) a grant of 2,000 fully vested restricted stock units (“RSUs”) in accordance with the Registrant’s Amended and Restated 2014 Equity Incentive Plan (the “2014 Plan”) and (iii) all of the options held by Mr. Ellsworth becoming fully vested and exercisable.

(c) Effective December 1, 2018, Michael R. Zapata will serve as Executive Chairman and President. With his appointment as the Registrant’s principal executive officer, Mr. Zapata will no longer earn compensation for his service on the Board and will no longer serve on the Compensation and Nomination Committees of the Board.

Mr. Zapata, age 40, serves as the founding member of Sententia Capital Management, LLC, a value-based investment firm. Previously, he served as a Special Operations Officer in the United States Navy from 2001-2010. Mr. Zapata has an engineering degree from Texas A&M University and an MBA from Columbia University.

In connection with Mr. Zapata’s appointment, the Registrant entered into an executive employment agreement with Mr. Zapata, effective December 1, 2018. Pursuant to the terms of the agreement, Mr. Zapata will receive a retainer fee of $90,000.

As contemplated by the terms of the agreement, the Registrant will grant Mr. Zapata 48,000 RSUs under the Registrant’s 2014 Plan, which vest in the amounts set forth below on the first date the 15-trading day average closing price of the Registrant’s common stock equals or exceeds the corresponding target price for the common stock (listed below).

Number of RSUs Vested	Target Price
6,000	$2.70
6,000	$2.90
6,000	$3.10
6,000	$3.30
6,000	$3.50
6,000	$3.70
6,000	$3.90
6,000	$4.10

The number of RSUs and corresponding target price are subject to adjustment for any stock split, combination or similar event.

The RSUs will also vest immediately if any of the following events occur: (i) the Registrant announces its intent to de-register its common stock, (ii) the Registrant commences a self-tender for not less than 33% of its shares at a price greater than or equal to the 15-Day Average Price (as defined in the employment agreement); or (iii) the Registrant completes an extraordinary transaction in which 15% or more of its current outstanding shares were issued.

The foregoing description of the employment agreement does not purport to be complete and is qualified in its entirety by reference to the executive employment agreement attached hereto as Exhibit 10.2 and incorporated herein by reference.

Mr. Zapata, Andrew P. Hines, Charles Davidson and David M. Hudson will continue as members of the Board of Directors, with Messrs. Hines and Davidson comprising the Audit, Compensation and Nominating Committees. The vacancy caused by the resignation of Mr. Ellsworth is expected to be filled in the near future.

The Board of Directors has expanded the Strategic Advisory Committee, which now consists of Messrs. Davidson, Hines and Zapata. The Committee will help to assess incoming proposals and advise on the strategic direction of the Registrant.

Pursuant to the Strategic Advisory Committee’s charter, the members will be granted RSUs under the 2014 Plan, which vest in the amounts set forth below on the first date the 15-trading day average closing price of the Registrant’s common stock equals or exceeds the corresponding target price for the common stock (listed below).

Number of RSUs Vested	Target Price
5,000	$2.70
2,000	$2.90
2,000	$3.10
2,000	$3.30
2,000	$3.50
2,000	$3.70
2,000	$3.90
2,000	$4.10

The number of RSUs and corresponding target price are subject to adjustment for any stock split, combination or similar event.

The RSUs will also vest immediately if any of the following events occur: (i) the Registrant announces its intent to de-register its common stock, (ii) the Registrant commences a self-tender for not less than 33% of its shares at a price greater than or equal to the 15-Day Average Price (as defined in the charter); or (iii) the Registrant completes an extraordinary transaction in which 15% or more of its current outstanding shares were issued.

(d) On November 26, 2018, the Registrant entered into an executive employment agreement with Ann M. Ferguson, Chief Financial Officer.

Pursuant to the terms of the agreement, Ms. Ferguson is entitled to (i) receive an annualized salary of $190,000, (ii) a signing bonus of $12,500, (iii) 5,000 RSUs fully vested, and (iv) certain severance payments in the event Ms. Ferguson’s employment with the Registrant is terminated without cause (as defined) or due to her disability or death.

The foregoing description of the employment agreement does not purport to be complete and is qualified in its entirety by reference to the executive employment agreement attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Effective November 30, 2018, the Registrant’s Board of Directors adopted amendments to its Second Restated Bylaws to reflect the creation of the new position of Executive Chairman of the Board and President, such position to be afforded the duties and responsibilities as are typical of the chief executive officer of a corporation and of the chairman of its board of directors. Prior to the amendment, the Second Restated Bylaws authorized only the separate offices of Chairman and President.

This summary of the amendments to the Second Restated Bylaws is qualified in its entirety by reference to the full text of the amendments, a copy of which is attached hereto as Exhibit 5.03(a) and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(e) Exhibits

Exhibit	Description

5.03(a)	Amendment to Second Restated Bylaws.

10.1	Employment Agreement for David W. Case dated November 26, 2018.

10.2	Employment Agreement for Michael R. Zapata dated November 30, 2018.

10.3	Employment Agreement for Ann M. Ferguson dated November 26, 2018.

99.1	Press release entitled “Schmitt Industries Announces Strategic Reorganization.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHMITT INDUSTRIES, INC.

November 30, 2018	By:	/s/ Ann M Ferguson
Name: Ann M Ferguson
Title: Chief Financial Officer and Treasurer